EXHIBIT 10.41


              AMENDMENT NO. 1 TO INCENTIVE STOCK OPTION AGREEMENTS



        This Amendment No. 1 (the "Agreement") to Incentive Stock Option Agreements dated November 20, 1991 (50,000 shares), December 1, 1994 (40,000 shares), December 1, 1994 (2,880 shares), April 3, 1995 (45,000 shares), April 3, 1995 (25,000 shares), December 1, 1995 (20,000 shares), February 8, 1996
(23,000 shares), December 1, 1996 (20,000 shares) and June 1, 1997 (10,000 shares) between AMYLIN PHARMACEUTICALS, INC. (the "Company") and MARJORIE T. SENNETT ("Optionee") under the Company's 1991 Stock Option Plan (the "Option Agreements") is effective as of February 1, 1998 (the "Effective Date").


                                    RECITALS

        WHEREAS, the Option Agreements provide to Optionee rights to purchase up to the following numbers of shares of the Company's Common Stock (the "Options"), in accordance with and subject to the terms and conditions set forth in the Option Agreements, including but not limited to terms and conditions relating to continued employment of the Optionee by the Company all as more fully set forth therein:

                  November 20, 1991 Option          50,000 shares
                  December 1, 1994 Option            2,880 shares
                  December 1, 1994 Option           40,000 shares
                  April 3, 1995 Option              45,000 shares
                  April 3, 1995 Option              25,000 shares
                  December 1, 1995 Option           20,000 shares
                  February 8, 1996 Option           23,000 shares
                  December 1, 1996 Option           20,000 shares
                  June 1, 1997 Option               10,000 shares

        WHEREAS, the Optionee and the Company have agreed a change in the Optionee's employee status from full time to four-tenths (4/10) time, and have further agreed that the Optionee will continue to vest shares under the Agreement, but at four-tenths (4/10) the rate of vesting set forth in the Option Agreements, subject to adjustment; and

        WHEREAS, the Optionee and the Company have agreed that in the event of the Optionee's termination as an employee of the Company or an affiliate of the Company (as defined in the Plan) prior to October 31, 1999 (other than by reason of death or disability) the vested options under the Option Agreements shall remain exercisable until January 31, 1999.

Amendment No. 1 to Incentive Stock Option Agreements
February 1, 1998
Page 2


        NOW, THEREFORE, in consideration of the mutual covenants and premises herein contained, the Optionee and the Company hereby agree as follows:

                                    AGREEMENT

1. AMENDMENT TO NOVEMBER 20, 1991 (50,000 SHARES), DECEMBER 1, 1994 (40,000 SHARES), DECEMBER 1, 1994 (2,880 SHARES), APRIL 3, 1995 (45,000 SHARES), APRIL 3, 1995 (25,000 SHARES), DECEMBER 1, 1995 (20,000 SHARES),
        FEBRUARY 8, 1996 (23,000 SHARES), DECEMBER 1, 1996 (20,000 SHARES) AND JUNE 1, 1997 (10,000 SHARES) OPTION AGREEMENTS

        As of the Effective Date, the parties hereby agree that, subject to the terms and conditions set forth in the November 20, 1991 (50,000 shares), December 1, 1994 (40,000 shares), December 1, 1994 (2,880 shares), April 3, 1995
(45,000 shares), April 3, 1995 (25,000 shares), December 1, 1995 (20,000 shares), February 8, 1996 (23,000 shares), December 1, 1996 (20,000 shares) and June 1, 1997 (10,000 shares) Option Agreements and the additional terms and conditions of this Agreement, in the event of the Optionee's termination as an employee of the Company or an affiliate of the Company prior to October 31, 1999 other than by reason of death or permanent disability, the Options vested under each of the aforementioned Option Agreements as of the date of the Optionee's termination as an employee of the Company or an affiliate of the Company shall remain exercisable until January 31, 1999.

2.      DECEMBER 1, 1994 (40,000 SHARES), DECEMBER 1, 1995 (20,000 SHARES),
        FEBRUARY 8, 1996 (23,000 SHARES) AND DECEMBER 1, 1996 (20,000 SHARES) OPTION AGREEMENTS.

        As of the Effective Date, the parties hereby agree that, subject to the terms and conditions set forth in the December 1, 1994 (40,000 shares), December 1, 1995 (20,000 shares), February 8, 1996 (23,000 shares) and December 1, 1996
(20,000 shares) Option Agreements and the additional terms and conditions of this Agreement, the rate at which the Options will become exercisable shall be reduced so that the Options will now become exercisable with respect to
 .027378508% of the total number of shares subject to such Option Agreements for each day Optionee is an employee of the Company or an affiliate of the Company after the Effective Date.

        Notwithstanding the foregoing, on every three (3) month anniversary of this Agreement and on Optionee's final date of employment with the Company or an affiliate of the Company Optionee shall submit a report to the Company stating the hours worked by Optionee on behalf of the Company during the stated period. If during such period Optionee's average rate of part-time service exceeds four-tenths (4/10) of the full-time rate of

Amendment No. 1 to Incentive Stock Option Agreements
February 1, 1998
Page 3


service over such period, then the daily rate of vesting applicable to said Option Agreements for such period shall be recalculated using the following formula:

   (#of hours actually worked by Optionee during stated period) x (.06844627)
   --------------------------------------------------------------------------
     minimum # of hours worked by a full-time employee during stated period

; said number equaling the percentage of the total number of shares subject to such Option Agreements vested for each day Optionee was an employee of the Company or an affiliate of the Company during the stated period. If during such period Optionee's average rate of part-time service is less than or equal to four-tenths (4/10) of the full-time rate of service over such period, then the rate of vesting applicable to said Option Agreements shall be the rate set forth in the immediately preceding paragraph.

3.      JUNE 1, 1997 (10,000 SHARES) OPTION AGREEMENT.

        The parties agree that, rather than becoming exercisable on the Anniversary Date of June 1, 1998 with respect to one-fourth (1/4) of the total number of shares subject to the Option granted in the June 1, 1997 (10,000 Shares) Option Agreement, such Option shall become exercisable on November 28, 1998 (the "Cliff Vesting Date") with respect to one-fourth (1/4) of the total number of shares subject to the Option, provided that the Optionee continues as an employee of the Company or an affiliate of the Company through the Cliff Vesting Date.

        After the Cliff Vesting Date, for as long as the Optionee continues as an employee of the Company or an affiliate of the Company, the rate at which the Option will become exercisable shall be reduced so that the Option will now become exercisable with respect to .027378508% of the total number of shares subject to this Option for each day Optionee is an employee of the Company or an affiliate of the Company after the Cliff Vesting Date.

        Notwithstanding the foregoing, on every three (3) month anniversary of this Agreement following the Cliff Vesting Date and on Optionee's final date of employment with the Company or an affiliate of the Company Optionee shall submit a report to the Company stating the hours worked by Optionee during the stated period. If during such period Optionee's average rate of part-time service exceeds four-tenths (4/10) of the full-time rate of service over such period, then the daily rate of vesting applicable to said Option Agreement for such period shall be recalculated using the following formula:

   (#of hours actually worked by Optionee during stated period) x (.06844627)
   --------------------------------------------------------------------------
     minimum # of hours worked by a full-time employee during stated period

; said number equaling the percentage of the total number of shares subject to such Option Agreement vested for each day Optionee was an employee of the Company or an affiliate of

Amendment No. 1 to Incentive Stock Option Agreements
February 1, 1998
Page 4


the Company during the stated period. If during such period Optionee's average rate of part-time service is less than or equal to four-tenths (4/10) of the full-time rate of service over such period, then the rate of vesting applicable to said Option Agreement shall be the rate set forth in the immediately preceding paragraph.

        Except as specifically amended herein, the Option Agreements shall remain in full force and effect in accordance with their terms.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

AMYLIN PHARMACEUTICALS, INC.                OPTIONEE:



By:/s/ Richard M. Haugen                       By:/s/ Marjorie T. Sennett
       Richard M. Haugen                       Marjorie T. Sennett
       President and Chief Executive Officer